UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2011

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2011, Orion Marine Group, Inc. (“Orion” or the “Company”) received notice that Elliott J. Kennedy, Executive Vice President, would resign effective April 1, 2011.  The Company has entered into an agreement with Mr. Kennedy to provide on-going consulting services.

Mr. Kennedy has been with the Company since 1994, and served as Vice President of the Company from 1994 until December 2007, when he was named Executive Vice President – Gulf Coast.

Orion’s Board of Directors and management would like to acknowledge Mr. Kennedy’s years of dedicated service to the Company and thank him for his many contributions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: March 21, 2011	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer